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                                                              EXHIBIT 23.05

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

  I, PAUL B. WEISS, hereby consent to the use in the registration statement on Form S-1 of ICON Holdings Corp., a Delaware corporation (the "Company"), to which this consent is filed as an exhibit included therewith, of my name as a person about to become a director of the Company.

DATED: January 7, 1998

                                          /s/ Paul B. Weiss
                                          -------------------------------------

                                          Paul B. Weiss